UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 18, 2012
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (Commission File Number)	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act.
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
Reliance Bancshares, Inc. (the "Registrant") held its Annual Meeting of Stockholders on December 18, 2012. Below are the final voting results.
(1)     The stockholders elected each of the three nominees to the Board of Directors for a three-year term by a majority of the votes cast:

DIRECTOR	FOR	VOTES WITHHELD	BROKER NON-VOTES
Richard M. Demko, DDS, MSD	13,579,544	1,181,536	30,386
Allan D. Ivie, IV	13,697,944	1,063,136	30,386
Lawrence P. "Rusty" Keeley, Jr.	13,717,505	1,043,575	30,386
(2)     The amended Employee Stock Purchase Plan was approved, as follows:

For	13,763,560
Against	620,977
Abstain	376,543
Broker Non-Votes	30,386
(3)     The Registrant's executive compensation was approved by the following non-binding advisory vote:

For	12,503,570
Against	1,134,242
Abstain	1,123,268
Broker Non-Votes	30,386
(4)     The stockholders ratified the appointment of Cummings, Ristau & Associates P.C. as the independent public accounting firm for the Registrant:

For	14,448,022
Against	92,444
Abstain	251,000

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 21, 2012

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Allan D. Ivie, IV
Name: Allan D. Ivie, IV
Title: President and Chief Executive Officer